UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2017 (February 6, 2017)
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IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 467-1900
(Former name or former address, if changed since last report.): Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 6, 2017, Immersion Corporation, a Delaware corporation (the “Company”), entered into a Cooperation Agreement (the “Cooperation Agreement”) with VIEX Opportunities Fund, LP - Series One, VIEX Special Opportunities Fund II, LP, VIEX GP, LLC, VIEX Special Opportunities GP II, LLC, VIEX Capital Advisors, LLC, and Eric Singer (collectively, the “Investor Group”) regarding the membership and composition of the Board of Directors of the Company (the “Board”).
Pursuant to the Cooperation Agreement, the Company has agreed to (i) during the period commencing on the date of the Cooperation Agreement and ending concurrently with the certification of the vote at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), have Daniel P. McCurdy (the “New Director”) serve as an observer to the Board; (ii) cause the slate of three (3) nominees recommended by the Board and standing for election at the 2017 Annual Meeting to include only (x) the following two (2) incumbent members of the Board: Carl Schlachte and Sharon Holt (the “Incumbent Slate”) and the New Director (collectively, with the Incumbent Slate, the “2017 Nominees”), such that a total of three (3) directors are to be elected at the 2017 Annual Meeting; (iii) nominate each of the 2017 Nominees for election at the 2017 Annual Meeting as a Class III director of the Company with a term expiring at the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (iv) recommend to the Company’s stockholders each of the 2017 Nominees for election as directors of the Company at the 2017 Annual Meeting; (v) cause the Company to support, and solicit proxies for, the election of the New Director in the same manner as proxies are solicited for the election of each of the members of the Incumbent Slate at the 2017 Annual Meeting; (vi) cause all proxies received by the Company that provide stockholders with the opportunity to vote for all of the 2017 Nominees to be voted in the manner specified by such proxies; (vii) during the period from the conclusion of the 2017 Annual Meeting until the expiration of the Standstill Period (as defined below), not increase the size of the Board beyond seven (7) members without the unanimous approval of the Board; (viii) hold the 2017 Annual Meeting no later than June 9, 2017; (ix) submit a binding proposal to declassify the Board to a stockholder vote at the 2017 Annual Meeting, which if approved by the Company’s stockholders, would result in the first annual election of directors with one-year terms occurring at the Company’s 2018 Annual Meeting of Stockholders; and (x) reimburse the Investor Group for its reasonable fees and expenses, including legal fees, as actually and reasonably incurred in connection with the matters related to the 2017 Annual Meeting, the filing of a Schedule 13D amendment in connection with the Cooperation Agreement, and the negotiation and execution of the Cooperation Agreement in an amount not to exceed $55,000.
Under the terms of the Cooperation Agreement, the Investor Group has agreed to certain standstill provisions with respect to the Investor Group’s actions with regard to the Company and its common stock, $0.001 par value per share (the “Common Stock”) for the duration of the “Standstill Period” which is defined in the Cooperation Agreement as the period commencing on the date of the Cooperation Agreement and ending at 11:59 p.m., Eastern Time, on the date that is the earlier of (x) ten (10) business days prior to the expiration of the advance notice period for the submission by stockholders of director nominations for consideration at the Company’s 2018 Annual Meeting of Stockholders or (y) one hundred (100) calendar days prior to the first anniversary of the 2017 Annual Meeting.

Pursuant to the Cooperation Agreement, the Investor Group has agreed that at the 2017 Annual Meeting and at each special meeting of stockholders held prior to the expiration of the Standstill Period, the Investor Group will (i) appear at such stockholders’ meeting or otherwise cause all shares of Common Stock beneficially owned by each Investor and their respective Affiliates and Associates (as such terms are defined in Rule 12b-2 of the Exchange Act, as amended, the “Exchange Act”) to be counted as present thereat for purposes of establishing a quorum, (ii) vote, or cause to be voted, all shares of Common Stock beneficially owned by each Investor and their respective Affiliates and Associates on the Company’s proxy card or voting instruction form in favor of (a) each of the directors nominated by the Board and recommended by the Board in the election of directors (and not in favor of any other nominees to serve on the Board), and (b) each of the stockholder proposals listed on the Company’s proxy card or voting instruction form as identified in the Company’s definitive proxy statement in accordance with the Board’s recommendations, including in favor of all other matters recommended for stockholder approval by the Board except in connection with any Opposition Matter (as defined below) or any Other Voting Recommendation (as defined below) and against all matters which the Board recommends against stockholder approval, and (iii) not execute any proxy card or voting instruction form in respect of such stockholders’ meeting other than the proxy card and related voting instruction form being solicited by or on behalf of the Board, provided, however, in the event that Institutional Stockholder Services Inc. (“ISS”) recommends otherwise with respect to any matter (other than nominees for election as directors to the Board), each of the Investors shall have the right to vote in accordance with the ISS recommendation (“Other Voting Recommendation”). Pursuant to the Cooperation Agreement, “Opposition Matter” means any of the following transactions but only to the extent submitted by the Board to the Company’s stockholders for approval: (A) the sale or transfer of all or substantially all of the Company’s assets in one or a series of transactions; (B) the sale or transfer of a majority of the outstanding shares of the Company’s Common Stock (through a merger, stock purchase, or otherwise); (C) any merger, consolidation, acquisition of control or other business combination; (D) any tender or exchange offer; (E) any dissolution, liquidation, or reorganization; (F) any changes in the Company’s capital structure (but excluding any proposal regarding the adoption or amendment of equity plans, all of which shall not be deemed an Opposition Matter for purposes of the Cooperation Agreement); (G) any transactions that would result in a change in control of the Company; or (H) any debt or equity financings.
Pursuant to the Cooperation Agreement, the Investor Group has also agreed that in connection with any action by written consent that is sought to be taken by any party, other than the Company or the Board, prior to the expiration of the Standstill Period, each of the Investors will not vote and shall take all necessary action, including, without limitation, the execution and completion of any consent revocation card solicited by the Company or the Board, in accordance with the recommendation of the Board, to cause not to be voted, any of their shares of Common Stock beneficially owned by each Investor and/or their respective Affiliates and Associates on any consent card related to or affecting the removal, replacement or election of Board members and solicited by any party, other than the Company or the Board.
Pursuant to the Cooperation Agreement, the Investor Group has also agreed that in connection with any demand by a stockholder of the Company that the Company call a special meeting of stockholders, made prior to the expiration of the Standstill Period, each of the Investors will not vote and shall take all necessary action, including, but not limited to, the execution and completion of any consent revocation card solicited by the Company or the Board in accordance with the recommendation of the Board, to cause not to be voted, any of their shares of Common Stock beneficially owned by each Investor and/or their respective Affiliates and Associates for any special meeting demand proposed or sought to be made by any party.
The foregoing description of the Cooperation Agreement is qualified in its entirely by reference to the full text of the Cooperation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 8.01 Other Events.
A copy of the press release issued by the Company on February 7, 2017 announcing the execution of the Cooperation Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title
10.1
Cooperation Agreement dated February 6, 2017 by and among Immersion Corporation and VIEX Opportunities Fund, LP - Series One, VIEX Special Opportunities Fund II, LP, VIEX GP, LLC, VIEX Special Opportunities GP II, LLC, VIEX Capital Advisors, LLC, and Eric Singer.

99.1	Immersion Corporation Press Release issued on February 7, 2017

Important Additional Information And Where To Find It
Immersion, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Immersion’s stockholders in connection with the matters to be considered at Immersion’s 2017 Annual Meeting of Stockholders. Information regarding the names of Immersion’s directors and executive officers and their respective interests in Immersion by security holdings or otherwise can be found in Immersion’s proxy statement for its 2016 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on April 27, 2016. To the extent holdings of Immersion’s securities have changed since the amounts set forth in Immersion’s proxy statement for the 2016 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Immersion intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Immersion stockholders in connection with the matters to be considered at Immersion’s 2017 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Immersion’s proxy statement for its 2017 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY IMMERSION WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain Immersion’s proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Immersion with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Immersion’s corporate website at www.Immersion.com or by contacting Immersion’s Corporate Secretary at Immersion Corporation, 50 Rio Robles, San Jose, California 95134 or by calling Immersion’s Corporate Secretary at (408) 350-8819.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION
Date: February 7, 2017	By:	/s/ Amie Peters
		Name:	Amie Peters
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Title
10.1
Cooperation Agreement dated February 6, 2017 by and among Immersion Corporation and VIEX Opportunities Fund, LP - Series One, VIEX Special Opportunities Fund II, LP, VIEX GP, LLC, VIEX Special Opportunities GP II, LLC, VIEX Capital Advisors, LLC, and Eric Singer.

99.1	Immersion Corporation Press Release issued on February 7, 2017